Exhibit 10.1

STOCK PURCHASE AND SALE AGREEMENT

This STOCK PURCHASE AND SALE AGREEMENT ("Stock Agreement") is hereby entered into as of July 27, 2016 by and among Jupiter Gold Corporation ("Jupiter Gold"), a Marshall Islands corporation, Brazil Minerals, Inc., a Nevada, United States of America corporation ("Brazil Minerals"), and Hercules Resources Corporation, a Marshall Islands corporation ("Hercules").

WITNESSETH:

WHEREAS, Hercules is a wholly-owned subsidiary of Brazil Minerals;

WHEREAS, Hercules owns a 99.99% equity interest in Mineração Jupiter Ltda., a Brazilian company ("MJL");

WHEREAS, MJL's only assets as of this Stock Agreement are two mineral claims for manganese in Brazil designated by the Brazilian national mining department numbers 831.642/2016 and 831.665/2016 (the "Two Manganese Claims");

WHEREAS, Hercules desires to transfer its ownership of the 99.99% equity interest in MJL to Brazil Minerals upon the condition that Brazil Minerals immediately then transfers such equity interest to Jupiter Gold;

WHEREAS, Jupiter Gold desires to acquire this 99.99% ownership in MJL from Brazil Minerals, and Brazil Minerals desires to sell it to Jupiter Gold subject to the obligation of Jupiter Gold to transfer the Two Manganese Claims to a designee of Brazil Minerals;

WHEREAS, the directors on the Board of Directors of Hercules have unanimously approved this Stock Agreement; and

WHEREAS, the non-interested directors on the Board of Directors of Jupiter Gold have unanimously approved this Stock Agreement and the interested director has abstained from such vote having disclosed to the other directors his interest in the transaction; and

WHEREAS, the non-interested directors on the Board of Directors of Brazil Minerals unanimously approved this Stock Agreement and the interested director has abstained from such vote having disclosed to the other directors his interest in the transaction.

NOW THEREFORE, for and in consideration of the foregoing and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged:

Exhibit 10.1 -- Page 1

1.	The foregoing recitals are adopted and incorporated herein by reference.

2.
Hercules hereby transfers the 99.99% equity interest in MJL to Brazil Minerals and immediately thereafter Brazil Minerals hereby sells to Jupiter Gold and Jupiter Gold hereby purchases from Brazil Minerals, such 99.99% equity interest. Brazil Minerals and Hercules shall cause these transfers to be effected on MJL's books and records as maintained in Brazil with various governmental authorities as soon as practicable. In addition, Brazil Minerals is simultaneously with the execution hereof also paying to Jupiter Gold the sum of $4,000, equal to the par value of the 4,000,000 Jupiter Gold common shares it receives in this transaction as set forth in Section 3.

3.
In return for the acquisition of the 99.99% equity interest in MJL, and $4,000 in cash, Jupiter Gold shall (a) issue 4,000,000 of its common shares to Brazil Minerals, without any encumbrances and (b) simultaneously herewith enter into a Registration Rights Agreement with Brazil Minerals with respect to such shares in the form attached hereto as Annex I.

4.	Jupiter Gold will cause MJL to expeditiously transfer the ownership of the Two Manganese Claims to a company to be designated by Brazil Minerals.

5.
Jupiter Gold agrees that any mineral project in which MJL is involved with, and that accrues any revenues or dividends (in cash, stock, or otherwise), shall be subject to a ten percent (10%) annual royalty stream ("Royalty Stream") due to Brazil Minerals. The Royalty Stream is calculated on the amounts actually received by MJL and/or Jupiter Gold, and shall be paid within thirty (30) days of any such receipt.

6.	This Stock Agreement may only be amended by a written instrument executed by both Jupiter Gold and Brazil Minerals.

7.
This Stock Agreement is to be interpreted according to the laws of the Marshall Islands, and any dispute arising from such shall be exclusively brought in the courts in the Marshall Islands, the jurisdiction of which both Jupiter Gold and Brazil Minerals agree.

8.	This Stock Agreement may be executed in two identical counterparts, each of which for all purposes is deemed an original, and all of which constitute collectively one (1) agreement.

Exhibit 10.1 -- Page 2

IN WITNESS WHEREOF, Jupiter Gold and Brazil Minerals have executed this Stock Agreement as of July 27, 2016.

JUPITER GOLD CORPORATION

By: /s/ Marc Fogassa
Name: Marc Fogassa
Title: CEO

Acknowledgment:	/s/ Paul Durand
Paul Durand
Secretary
Jupiter Gold Corporation

BRAZIL MINERALS, INC.

By: /s/ Marc Fogassa
Name: Marc Fogassa
Title: CEO

Acknowledgment:	/s/ Roger Noriega
Roger Noriega
Director
Brazil Minerals, Inc.

HERCULES RESOURCES CORPORATION.

By: /s/ Marc Fogassa
Name: Marc Fogassa
Title: CEO

Acknowledgment:	/s/ Roger Noriega
Roger Noriega
Director
Hercules Resources Corporation

Exhibit 10.1 -- Page 3